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                                                                 Exhibit 10.23



                           FIFTH AMENDMENT TO INTERIM
                          LOAN AND SECURITY AGREEMENT


              FIFTH AMENDMENT, dated as of April 21, 1995 (this "Fifth Amendment"), between (i) PRUDENTIAL SECURITIES REALTY FUNDING CORPORATION, a Delaware corporation (the "Lender"), and (ii) DVI FINANCIAL SERVICES, INC., a Delaware corporation (the "Borrower") to the Existing Agreement referred to below.


                                    RECITALS

              The Borrower and the Lender are parties to that certain Amended and Restated Interim Loan and Security Agreement, dated as of September 13, 1994 (as heretofore amended, the "Existing Agreement"; as amended by this Fifth Amendment, the "Agreement").

              Under the Existing Agreement, the Lender provides interim financing from time to time to provide interim funding for leases of equipment for inclusion in a Trust, which leases and equipment are pledged to secure the Advances made by the Lender thereunder, with the proceeds of the related Certificates being used to repay such Advances.

              The Borrower has requested that the Existing Agreement be amended as provided herein and the Lender is willing to so amend the Existing Agreement.

              Accordingly, in consideration of the premises, the Borrower and the Lender hereby agree that the Existing Agreement is hereby amended as follows:

              SECTION 1. Terms and Conditions for All Advances. Section 2(b)(ii) of the Existing Agreement is hereby amended by deleting the reference to "LIBOR plus 0.90%" in the first sentence thereof and replacing in lieu thereof "LIBOR plus 0.75%".

              SECTION 2. Conditions Precedent. This Fifth Amendment shall become effective on the date on which the Lender shall have received the following documents, each of which shall be satisfactory to the Lender in form and substance:

              (a) this Fifth Amendment, executed and delivered by a duly authorized officer of the Borrower and the Guarantor; and

              (b) such other documents, certificates or opinions as the Lender may reasonably request.

              SECTION 3. Limited Effect. Except as expressly amended and modified by this Fifth Amendment, the Existing Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.


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              SECTION 4. Definitions In Existing Agreement. Unless
otherwise defined in this Fifth Amendment, terms defined in the Existing Agreement shall have their defined meanings when used herein.

              SECTION 5. Counterparts. This Fifth Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

              SECTION 6. GOVERNING LAW. THIS FIFTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.




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              IN WITNESS WHEREOF, the parties hereto have caused this Fifth
Amendment to be duly executed and delivered in New York, New York by their proper and duly authorized officers as of the day and year first above written.

Borrower:                                 DVI FINANCIAL SERVICES, INC.


                                          By: /s/ Tuan A. Pham
                                             ----------------------------
                                             Name:  Tuan A. Pham
                                             Title: Vice President


Lender:                                   PRUDENTIAL SECURITIES REALTY
                                           FUNDING CORPORATION


                                          By: /s/ William J. Horan
                                             ----------------------------
                                             Name:  William J. Horan
                                             Title: Treasurer

CONSENTED TO:

DVI INC.

By: /s/ David L. Higgins
   -------------------------
   Name:  David L. Higgins
   Title: President






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